SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _________)

Filed by the Registrant X
Filed by a Party other than the Registrant ___

Check the appropriate box:
___ Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_ Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

McLAREN PERFORMANCE TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                      [  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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McLAREN PERFORMANCE TECHNOLOGIES, INC.
32233 West Eight Mile Road
Livonia, Michigan 48152
(248) 477-6240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
February 22, 2001

TO THE SHAREHOLDERS OF McLAREN PERFORMANCE TECHNOLOGIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of McLaren Performance Technologies, Inc., a Delaware corporation, will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375-5305 on Thursday, February 22, 2001, at 9:30 a.m., local time, for the purpose of considering and acting upon the following matters:

        1.    The election of seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

        2.    Ratification of the selection of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending September 30, 2001; and

        3.    The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

        The Board of Directors knows of no other business which will be presented to the shareholders at this annual meeting.

        The Board of Directors has fixed January 11, 2001, as the record date for the determination of the shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournments or postponements of the annual meeting.

        It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the annual meeting in person are requested to vote, sign, date and return the enclosed proxy which is solicited by the Board of Directors, in the enclosed prepaid envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Louis J. Infante, Secretary

Dated: January 17, 2001

McLAREN PERFORMANCE TECHNOLOGIES, INC.
32233 West Eight Mile Road
Livonia, Michigan 48152
(248) 477-6240

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

        The Board of Directors of McLAREN PERFORMANCE TECHNOLOGIES, INC. (the “Company” or “McLaren”) requests all shareholders who do not expect to be present at the annual meeting to be held February 22, 2001 (the “Annual Meeting”), and who wish their stock to be voted on the business to be transacted there, to vote, sign, date and return the enclosed form of proxy. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to the Company’s shareholders on or about January 19, 2001.

        Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Annual Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Annual Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company’s shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection. All shares represented by valid proxies will be voted in accordance therewith at the Annual Meeting.

        All voting rights are vested exclusively in the holders of the Company’s $.00001 par value Common Stock. Each share of Common Stock entitles the holder to one (1) vote. Cumulative voting in the election of Directors is not permitted. Only shareholders of record at the close of business on January 11, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On January 11, 2001, the Company had 10,236,343 shares of its $.00001 par value Common Stock outstanding.

        A majority of the Company’s outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Annual Meeting. Assuming a quorum is present, Directors are elected by a plurality of all votes cast. In accordance with applicable law, abstentions and broker non-votes will not have the effect of votes in opposition to a Director nominee.

        The Company’s Annual Report is being simultaneously mailed to the Company’s shareholders, but does not constitute part of these proxy soliciting materials.

ELECTION OF DIRECTORS

        The Board of Directors is currently set at seven (7) members. The Board of Directors recommends the election of the seven (7) Director nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each member of the current Board of Directors has been nominated for reelection.

        It is the intention of the persons named in the accompanying form of proxy to vote such proxies for the nominees named below. The Board of Directors has no reason to believe that any nominee will be unable to serve. In the event that any nominee should not be available, the persons named in the proxy will vote for the election of such substitute nominee as may be selected by the Board of Directors of the Company.

NOMINEES for Directors of the Company:

Nicholas P. Bartolini
Lawrence Cohen
Hayden H. Harris
David D. Jones
Wiley R. McCoy
Steven Rossi
Robert J. Sinclair

        The Board of Directors recommends a vote FOR the election of the Director nominees listed above.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of January 11, 2001, the number and percentage of Common Stock beneficially owned by each Director and Executive Officer of the Company named in the Summary Compensation Table, all Directors and Executive Officers of the Company as a group, and certain other beneficial owners. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

Name and Address of Beneficial Owner	Total Shares Beneficially Owned [1]		Percent of Class
Nicholas P. Bartolini 1926 Santa Barbara Street Santa Barbara, CA 93101	55,240	[2]	*

Lawrence Cohen 3311 NE 26th Avenue Lighthouse Point, FL 33064	727,406	[3]	6.0%

Hayden H. Harris 13875 Waters Road Chelsea, MI 48118	901,476	[4]	7.5%

Louis J. Infante 32233 West Eight Mile Road Livonia, MI 48152	88,571	[5]	*

*	Represents less than 1% of Class.
[1]	Ownership is direct with sole voting power and sole investment power unless otherwise indicated by footnote.
[2]	Represents 5,240 shares held directly and 50,000 shares underlying currently exercisable stock options held by Mr. Bartolini.
[3]	Represents 10,500 shares held directly, 229,406 shares held by Mr. Cohen’s wife, and 487,500 shares underlying currently exercisable stock options held by Mr. Cohen.
[4]
Represents 747,826 shares held by Mr. Harris as trustee of his trust, 150,000 shares underlying currently exercisable stock warrants, and 3,650 shares underlying currently exercisable stock options held by Mr. Harris.

[5]	Represents 28,571 shares held directly and 60,000 shares underlying currently exercisable stock options held by Mr. Infante.

Name and Address of Beneficial Owner	Total Shares Beneficially Owned [1]		Percent of Class
David D. Jones 1885 James Court Lake Forest, IL 60045	37,500	[6]	*

Jacqueline K. Kurtz 32233 West Eight Mile Road Livonia, MI 48152	12,500	[7]	*

Wiley R. McCoy 32233 West Eight Mile Road Livonia, MI 48152	240,500	[8]	2.0%

Steven Rossi 32233 West Eight Mile Road Livonia, MI 48152	-0-		0%

Robert J. Sinclair 1025 North Ontare Road Santa Barbara, CA 93105	126,500	[9]	1.0%

All Directors and Executive Officers as a Group (10 persons)	2,189,693		18.1%

Brian Chang 1 Chatsworth Court #24-21 Chatsworth Court Singapore 249745	1,217,112	[10]	10.1%

Greenmotors, L.L.C. [11] 277 Park Avenue, 27th Floor New York, NY 10172	1,118,652	[12]	9.3%

Erick A. Reickert [13] 5128 Woodlands Drive Bloomfield Hills, MI 48302	31,250	[14]	*

[6]	Represents shares underlying currently exercisable stock options held by Mr. Jones.
[7]	Represents shares underlying currently exercisable stock options held by Ms. Kurtz.
[8]	Represents 76,250 shares held directly, 1,750 shares held by Mr. McCoy’s wife, and 162,500 shares underlying currently exercisable stock options held by Mr. McCoy.
[9]	Represents 10,000 shares held directly, 4,000 shares held with his wife as joint tenants, and 112,500 shares underlying currently exercisable stock options held by Mr. Sinclair.
[10]	This information is based on a representation to the Company by Mr. Chang.
[11]	David D. Jones, a Director of the Company, is a member of Greenmotors, L.L.C.
[12]
This information is based on Schedule 13D dated January 20, 1998, filed by Greenmotors L.L.C. (“Greenmotors”), in which Greenmotors indicated it had sole voting power and sole dispositive power with respect to 1,118,652 shares.

[13]	Mr. Reickert served as a Director of the Company until April 18, 2000.
[14]	Represents shares underlying currently exercisable stock options held by Mr. Reickert.

Information Concerning Directors and Nominees

        The following information is furnished with respect to each Director, all of whom are nominated for election as a Director of the Company:

Name	Age	Director Since	Principal Occupation During Last Five Years
Nicholas P. Bartolini	64	1997	Principal, Bartolini Associates since 1995.

Lawrence Cohen	56	1995	Chairman of the Board of the Company since April, 1999; Chairman of the Board of Bristol Retail Solutions, Inc. since 1996; Chairman of the Board of Registry Magic, Inc. since 1997.

Hayden H. Harris	59	2000	President of EDM, Inc., a venture capital fund management company, since 1987.

David D. Jones	57	1998	President, CEO and Director, Outboard Marine Corporation from September, 1997 to August, 2000; President, Mercury Marine Division of Brunswick Company, 1990 to August, 1997.

Wiley R. McCoy	61	1999	Chief Operating Officer of the Company since April 20,
1999; Executive Vice President of the Company since
December 1, 2000. President of the Company from April
20, 1999, to November 30, 2000; President and COO of
McLaren Engines, Inc. from December, 1993 to January,
			1999.

Steven Rossi	46	2000	President, Chief Executive Officer and Director since December 1, 2000; General Manager, Corporate Communications of Mercedes-Benz of North American from November, 1995 to April, 1999.

Robert J. Sinclair	68	1994	Retired Chairman and CEO of SAAB Cars USA; Director of several automotive-related companies.

        The Company may not have knowledge of all of the information provided above regarding securities ownership, business interests and other events and transactions of the Directors. To the extent that the Company does not have actual knowledge of such information, such information has been furnished by such persons.

Meeting and Committees of the Board of Directors

        The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

        The Audit Committee consists of Nicholas P. Bartolini, Hayden H. Harris and David D. Jones, each of whom is an independent Director as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee’s function is to review and report to the Board of Directors with respect to the selection and the terms of engagement of the Company’s independent public accountants, and to maintain communications among the Board of Directors, such independent public accountants, and the Company’s internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent public accountants, the adequacy of the Company’s internal controls and related matters. The Audit Committee also reviews certain related party transactions and any potential conflict of interest situations involving officers, directors or shareholders beneficially owning more than 10% of an equity security of the Company.

        The Compensation Committee consists of Nicholas P. Bartolini, Hayden H. Harris, and Robert J. Sinclair. The Compensation Committee’s function is to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, including the granting of stock options pursuant to the Company’s 2000 Option Plan.

        During the fiscal year ended September 30, 2000, the Company’s Board of Directors held six (6) meetings, the Audit Committee held one (1) meeting, and the Compensation Committee held one (1) meeting. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees thereof during the time each such Director was a member of the Board or any Committee thereof, with the exception of Robert J. Sinclair, who was absent from three meetings of the Board of Directors.

Section 16(a) Beneficial Reporting Compliance

        Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company’s Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

AUDIT COMMITTEE

        The Company’s Board of Directors has adopted a written charter for its Audit Committee. The Charter is included as Appendix A to this Proxy Statement.

Report of the Audit Committee
of the Board of Directors

        The Audit Committee has reviewed and discussed the audited financial statements with management, and has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Accounting Standards 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report of Form 10-KSB for the fiscal year ended September 30, 2000.

Hayden H. Harris, Chairman
Nicholas P. Bartolini
David D. Jones
Members of the Audit Committee

        The information presented in this section with regard to the Company’s Audit Committee, as well as the Report of the Audit Committee, are not incorporated into this Proxy Statement and are not to be considered part of the solicitation material.

EXECUTIVE COMPENSATION
AND OTHER TRANSACTIONS

        The following table sets forth information regarding the executive compensation for the Company’s Chief Executive Officer and each other highly compensated Executive Officer during the fiscal years ended September 30, 2000, 1999, and 1998:

SUMMARY COMPENSATION TABLE

						LONG-TERM COMPENSATION
	ANNUAL COMPENSATION					AWARDS			PAYOUTS
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options SARs (Number)		LTIP Payouts	All Other Compensation
Wiley R. McCoy, [1]	2000	$143,523		-0-	-0-	-0-	162,500		-0-	$ 2,800	[2]
Executive Vice President,	1999	$121,389	[3]	-0-	-0-	-0-	-0-		-0-	-0-
COO
Jacqueline K. Kurtz,	2000	$ 88,846		-0-	-0-	-0-	25,000	[4]	-0-	-0-
Chief Financial Officer/
Executive Vice President-
Business Infrastructure
Louis J. Infante,	2000	$ 95,000		-0-	-0-	-0-	60,000		-0-	$ 1,050	[5]
Executive Vice President-	1999	$ 52,500	[6]	-0-	-0-	28,571	-0-		-0-	$100,000	[7]
Business Development
Kenneth R. Black, [8]	1999	$ 97,500		$1,950	-0-	-0-	41,589		-0-	$ 21,002	[9]
Vice President	1998	$119,167	[10]	-0-	-0-	-0-	17,374		-0-	-0-
Of Sales and Marketing
Steven E. Sanderson, [11]	1999	$119,453		$1,650	-0-	-0-	37,096		-0-	-0-
Chief Financial Officer	1998	$104,418	[12]	-0-	-0-	-0-	9,781		-0-	-0-
John C. McCormack, [13]	1999	$ 95,233		$2,100	-0-	-0-	38,400		-0-	$ 1,250	[14]
President & Chief	1998	$123,603	[15]	-0-	-0-	-0-	49,414		-0-	$ 1,250	[16]
Executive Officer
Alain J-M Clenet, Officer [17]	1998	$ 38,125		-0-	-0-	-0-	11,450		-0-	$ 33,925	[18]

[1]	Mr. McCoy served as President of the Company from April 20, 1999 through November 30, 2000. He has served as the COO of the Company since April 20, 1999.
[2]	Represents amounts paid by the Company as a matching payment to a 401(k) plan contribution.
[3]
Mr. McCoy received compensation of $25,784 from McLaren Engines, Inc. between October 1, 1998, and January 6, 1999, and compensation of $95,605 from the Company between January 6, 1999, through September 30, 1999.

[4]	12,500 of these options will vest on December 28, 2001.
[5]	Represents amounts paid by the Company as a matching payment to a 401(k) plan contribution.
[6]	Mr. Infante was hired in May, 1999.
[7]	Represents the fair market value of 28,571 shares of stock awarded to Mr. Infante in July, 1999.
[8]	Mr. Black resigned as Vice President of Sales & Marketing effective June 18, 1999.
[9]	Represents accrued vacation paid to Mr. Black upon his resignation.
[10]	Effective January 1, 1998, Mr. Black’s compensation was increased from $90,000 per year to $130,000 per year.
[11]	Mr. Sanderson resigned as Chief Financial Officer effective September 30, 1999.
[12]
Mr. Sanderson was hired on January, 1997, as Controller and Chief Financial Officer effective March, 1997. Effective January 1, 1998, his annual salary increased from $85,000 per year to $110,000 per year.

[13]	Mr. McCormack resigned as President and Chief Executive Officer effective April, 1999.
[14]	Represents amounts paid by the Company as a matching payment to a 401(k) plan contribution.
[15]	Effective January 1, 1998, Mr. McCormack’s compensation was increased from $90,000 per year to $140,000 per year.
[16]	Represents amounts paid by the Company as a matching amount to a 401(k) plan contribution.
[17]	Mr. Clenet resigned as an Officer and Director of the Company on January 8, 1998.
[18]	Represents automobile purchased for $28,000 for Mr. Clenet as part of termination agreement, legal expenses of $5,109 in connection to termination, and $816 for additional medical expenses.

401(K) PLAN

        Effective October 1, 1995, the Company implemented a 401(k) Plan pursuant to which all eligible employees may contribute up to 15% of their compensation. The Company matches contributions in the amount of 10% of all elective deferrals, and, at the Company’s option, may contribute annually up to 15% of the total compensation of all eligible employees. Executive Officers of the Company are eligible to participate in this plan. During the fiscal years ended September 30, 1999 and 2000, the Company made matching contributions of $35,471 and $56,810, respectively, under this plan.

Employment and Other Agreements

        In January, 1999, McLaren Engines, Inc. entered into an employment agreement with Wiley R. McCoy to employ Mr. McCoy in the position of President and Chief Operating Officer of McLaren Engines, Inc. In April, 1999, this agreement was terminated and Mr. McCoy entered into a new employment agreement with the Company to serve as the Company’s President and Chief Operating Officer. Mr. McCoy’s current employment agreement is for an initial term of two years, but will be automatically extended an additional two year period unless either party notifies the other of its intent to end the agreement at least 90 days prior to the end of the initial term. Mr. McCoy is to receive a base salary of $140,000 plus annual cost of living adjustments. Mr. McCoy’s agreement also entitles him to participate in all fringe benefits available to other executive officers and provides that he is to be granted options to purchase 25,000 to 30,000 shares of the Company annually. The agreement may be terminated by the Company with or without cause at any time. If the agreement is terminated by the Company without cause, Mr. McCoy will continue to receive his salary and benefits for up to 12 months. Effective December 1, 2000, Mr. McCoy was appointed as the Company’s Executive Vice President and Chief Operating Officer.

        In April, 1999, John C. McCormack resigned as President and Chief Executive Officer of the Company. The Company entered into a Consulting Agreement with Mr. McCormack on April 1, 1999, whereby he was retained as a corporate consultant until April 24, 2000. Mr. McCormack received compensation of $147,000 during the term of the consulting agreement, plus use of a vehicle and medical benefits.

        On May 1, 1999, the Company entered into an employment agreement with Louis J. Infante to employ Mr. Infante in the position of Executive Vice President and Chief Operating Officer of the Company’s McLaren Traction Division. The agreement is for an initial term of two years, but will be automatically extended an additional two year period unless either party notifies the other of its intent to end the agreement at least 90 days prior to the end of the initial term. Mr. Infante is to receive a base salary of $130,000 plus annual cost of living adjustments. Mr. Infante’s agreement also entitles him to participate in all fringe benefits available to other executive officers and provides that he is to be granted options to purchase 25,000 shares annually. In addition, Mr. Infante received a one-time grant of shares with a market value equal to $100,000 in July, 1999. The agreement may be terminated by the Company with or without cause at any time. If the agreement is terminated by the Company without cause, Mr. Infante will continue to receive his salary and benefits for up to 12 months. Mr. Infante currently serves the Company as the Executive Vice President—Business Development.

        On May 1, 1999, the Company entered into an employment agreement with Steven E. Sanderson, the Company’s Chief Financial Officer. This agreement was terminated on September 30, 1999. On October 1, 1999, the Company, in consideration for the termination of Mr. Sanderson’s employment agreement, agreed to enter into a consulting agreement with Mr. Sanderson for a period of eight months.

        On January 3, 2000, the Company entered into an employment agreement with Jacqueline K. Kurtz to employ Ms. Kurtz in the position of Executive Vice President—Business Infrastructure/Chief Financial Officer. The agreement was amended on July 24, 2000. The agreement is for an initial term of two years, but will be automatically extended an additional two year period unless either party notifies the other of its intent to end the agreement at least 90 days prior to the end of the initial term. Ms. Kurtz is to receive a salary of $130,000. Ms. Kurtz’s agreement also entitles her to participate in all fringe benefits available to other executive officers, and grants Ms. Kurtz the option to purchase 25,000 shares during each two-year employment term. One-half of the options will vest on the last business day of the first year of the agreement, with the second half vesting on the last business day of the second year of the agreement. The price for the options is the average of the closing price for the Company’s stock for the five days following the date of the agreement. The agreement may be terminated by the Company for cause.

        On December 1, 2000, the Company entered into an Employment Agreement with Steven Rossi to employ Mr. Rossi in the position of President and Chief Executive Officer of the Company. The agreement is for an initial term of two years, but will be automatically extended an additional two year period unless the Company notifies Mr. Rossi of its intent to terminate the agreement at least ninety days prior to the end of the initial term. Mr. Rossi is to receive a base salary of $200,000, and he is eligible to receive a 5% annual raise upon the anniversary date of the agreement. Mr. Rossi’s agreement also entitles him to participate in all fringe benefits available to other executive officers, and grants Mr. Rossi the option to purchase 200,000 shares during each two-year employment term. One-half of the options will vest on the first anniversary date of the agreement, with the second half vesting on the second anniversary date of the agreement. The price for the options is the closing price of the Company’s common stock as of December 1, 2000, for the initial grant of options, and, in the event the agreement is renewed, the date of the renewal of the agreement for the second grant of options. The agreement may be terminated by the Company for cause.

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants

        The following table shows information about option grants in the last fiscal year for each of the Executive Officers included in the Summary Compensation Table. For the fiscal year ended September 30, 2000, no other Executive Officer of the Company received stock options. The Company did not grant any stock appreciation rights.

Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Wiley R. McCoy	100,000		36.0%	2.8750	1/19/02
	25,000		9.0%	2.3125	12/29/02
	25,000		9.0%	1.7500	9/29/10
	12,500	[2]	4.5%	1.7500	9/29/10

Jacqueline K. Kurtz	25,000	[3]	9.0%	2.0630	4/19/10

Louis J. Infante	25,000		9.0%	2.3125	12/29/02
	10,000		3.6%	2.0630	4/20/10
	25,000		9.0%	1.7500	9/29/10

[1]	The total number of options granted to employees during the fiscal year includes 12,500 options granted to Mr. McCoy as compensation for his service as a Director of the Company.
2   These options were issued to Mr. McCoy as compensation for his service as a Director of the Company.
3   12,500 of these options will vest on December 28, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

        The following table shows aggregate option exercises during the fiscal year ended September 30, 2000, and the fiscal year-end option values for the Executive Officers included in the Summary Compensation Table.

Name	Shares Acquired on Exercise (Number)	Value Realized	Number of Securities Underlying Unexercised Options at FY-End Exercisable/ Unexercisable	Value of Unexercised- in-the-Money Options at FY-End Exercisable/ Un-exercisable
Wiley R. McCoy	—	—	162,500/0	$0/0
Jacqueline K. Kurtz	—	—	12,500/12,500	$0/0
Louis J. Infante	—	—	60,000/0	$0/0

DIRECTOR COMPENSATION

        Effective during the fiscal year ended September 30, 2000, each of the Company’s Directors receive fees of $1,250 per meeting for their attendance at Board or committee meetings, and receive 12,500 options per year under the Company’s 2000 Stock Option Plan. Directors are also reimbursed for their reasonable expenses in attending meetings of the Board of Directors and any committees thereof. As compensation for their service during the fiscal year ended September 30, 2000, the Company’s Directors received an aggregate of 66,150 options under the Company’s 2000 Stock Option Plan in lieu of cash fees.

        On September 29, 2000, stock options to purchase 12,500 shares each were granted to Nicholas P. Bartolini, Lawrence Cohen, David D. Jones, Wiley R. McCoy and Robert J. Sinclair. Stock options to purchase 3,650 shares were granted to Hayden H. Harris. These options are exercisable for ten years at $1.75 per share.

        Certain of the Company’s Directors receive fees for consulting services to the Company in addition to the fees they receive as Directors. During the fiscal year ended September 30, 2000, the Company paid Lawrence Cohen $52,174 for such consulting services.

CHANGES IN THE COMPANY’S CERTIFYING ACCOUNTANTS

        On March 22, 2000, the Company engaged Ernst & Young LLP as its independent accountants for the fiscal year ended September 30, 2000. Also on March 22, 2000, Arthur Andersen LLP was dismissed as the Company’s independent accountants. The decision to change the Company’s independent accountants was made by the Company’s Board of Directors. The reports of Arthur Andersen LLP on the Company’s financial statements for the fiscal years ended September 30, 1998 and 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. In connection with the audits for the fiscal years ended September 30, 1998 and 1999, and during the interim period from October 1, 1999, to March 22, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure.

        In connection with the change of accountants, the Company filed a Form 8-K with the Securities and Exchange Commission (the “Commission”) on March 28, 2000. Arthur Andersen LLP reviewed the disclosure contained in the Form 8-K, and was given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which it did not agree with the statements made by the Company in the Form 8-K. Such letter is filed as Exhibit 16 to the Form 8-K filed on March 28, 2000.

        In connection with preparing this Proxy Statement, the Company has requested that Arthur Andersen LLP review the above disclosure, and Arthur Andersen LLP has been given an opportunity to furnish the Company with an additional letter addressed to the Commission containing any new information, clarification of the Company’s expressions of its views, or the respect in which it does not agree with the statements made by the Company herein. No such additional letter has been provided to the Company by Arthur Andersen LLP.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP, Certified Public Accountants, have audited the accounts of the Company for the fiscal year ending September 30, 2000, and have been selected by the Company to continue in that capacity during the fiscal year 2001. This selection was approved by the Audit Committee and by the Board of Directors.

        Ernst & Young LLP plans to have a representative attend the Annual Meeting, who will be available to respond to the appropriate questions and who will have the opportunity to make a statement if the representative desires to do so.

        The Board of Directors recommends a vote FOR the selection of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending September 30, 2001.

ANNUAL REPORT

        The Company’s Annual Report for the year ending September 30, 2000, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

SOLICITATION OF PROXIES

        The expenses in connection with the solicitation of the enclosed form of proxy, including clerical work, printing and postage, will be borne by the Company. In addition to the use of the mails, Directors, Officers, or employees of the Company may make solicitations in person or by telephone without special compensation. The Company will reimburse custodians, nominees or other person for their out-of-pocket expenses in sending proxy material to beneficial owners.

PROPOSALS OF SHAREHOLDERS

        Proposals of shareholders intended to be presented at the Company’s 2002 Annual Meeting of Shareholders must be received by the Secretary, McLaren Performance Technologies, Inc., 32233 West Eight Mile Road, Livonia, Michigan 48152, no later than September 21, 2001.

AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

        The Board of Directors does not intend to bring any other matters before the meeting and has not been informed of such an intention by any other person. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxies in accordance with their judgment on such matters.

        It is important that the proxies be returned promptly. Therefore, shareholders are requested to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

By Order of the Board of Directors

Louis J. Infante, Secretary

Dated: January 17, 2001

APPENDIX A

McLaren Performance Technologies, Inc.
Audit Committee Charter

Organization

        This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy

        The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

        The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

        The following shall be the principal recurring processes of the audit committee in carrying out is oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholder’s approval.

•
The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss the management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examination.

•
The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•
The committee shall review with management and the independent auditors the financial statements to be included in the Company’ s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

/S / NICHOLAS BARTOLINI Nicholas Bartolini	7/24/00 Date

/S / HAYDEN HARRIS Hayden Harris	7/24/00 Date

/S / DAVID JONES David Jones	Date

McLAREN PERFORMANCE TECHNOLOGIES, INC.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven Rossi or his successor with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of McLaren Performance Technologies, Inc. held of record by the undersigned on January 11, 2001, at the Annual Meeting of Shareholders to be held on February 22, 2001, or any adjournment thereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF McLAREN PERFORMANCE TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE SHAREHOLDER’S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

(To be signed on the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      1. The election of the following seven (7) individuals as Directors of the Company:

___ FOR

___ WITHHOLD

Names: Nicholas P. Bartolini, Lawrence Cohen, Hayden H. Harris, David D. Jones, Wiley R. McCoy, Steven Rossi, Robert J. Sinclair

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee’s name above.]
For all nominees listed (except as marked to the contrary).

      2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending September 30, 2001.

___ FOR	___ AGAINST	___ ABSTAIN

        3. The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

___ FOR	___ WITHHELD

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

___________________________________________________ Signature(s) of Shareholder(s)	Date:______________________

___________________________________________________ Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.